Exhibit 99.1

News Release

Community Healthcare Trust Announces Results for the Three Months Ended June 30, 2026

FRANKLIN, Tenn., August 4, 2026 / PRNewswire / -- Community Healthcare Trust Incorporated (NYSE: CHCT) (the "Company") today announced results for the three months ended June 30, 2026. The Company reported net income for the three months ended June 30, 2026 of approximately $2.4 million, or $0.06 per diluted common share. Funds from operations ("FFO") and adjusted funds from operations ("AFFO") for the three months ended June 30, 2026 totaled $0.48 and $0.56 per diluted common share, respectively.

Highlights include:

Strategic Plan Presentation

A new, strategic Investor Presentation is furnished as Exhibit 99.3 on our Form 8-K filed on August 4, 2026 and is also available on the Investor Relations section of the Company’s website at www.chct.reit. It highlights leadership's decisive steps to rightsize the dividend to fund growth. CHCT is enhancing its capital allocation policy to focus on acquisitions, redevelopment, occupancy growth, and operating improvements designed to drive long-term shareholder value. Key strategic priorities for the next 18-24 months include occupancy improvement to 92%, portfolio reinvestment with 9-12% yields on capital, strategic capital recycling with over $70 million of marketed dispositions, and acquisition growth beginning with the current $99 million high-quality pipeline under contract with 9-10% expected yields and approximately 2.5% escalators.

Dividend

The Board unanimously declared a quarterly common stock dividend of $0.33 per share, payable on August 31, 2026, to stockholders of record as of August 19, 2026. This represents a 31% reduction from the prior dividend payment and lowers the Company's AFFO payout ratio to approximately 60%, enabling the dividend to grow with earnings going forward. Reallocating this capital is expected to provide an additional $25 million to $30 million of retained capital over the next two years to fund accretive acquisitions, portfolio reinvestments, and occupancy improvements.

Expanded Disclosure

The Company has revised and expanded its Supplemental Information, filed as Exhibit 99.2 to Form 8-K. The enhanced report introduces Funds Available for Distribution (FAD), detailing leasing commissions, tenant improvements, and recurring capital expenditures. Additional disclosures include year-to-date property investments, dispositions, and capital recycling activity, alongside detailed portfolio metrics such as asset/ownership structures, leasing activity, lease types, and rent escalators.

Items Impacting Our Results include:

•During the second quarter of 2026, the Company sold a property, received net proceeds of approximately $0.4 million, and recorded a $46,000 gain on sale.

•During the second quarter of 2026, the geriatric behavioral hospital operator, a tenant in six of the Company's properties, paid $0.4 million in rent, an increase of $0.1 million from the first quarter of 2026. In July 2025, the tenant signed a Letter of Intent (LOI) for the sale of its business to a behavioral healthcare provider. The buyer is finalizing legal and business due diligence and has entered the drafting phase of the definitive purchase documents, including new leases on the six hospitals owned by the Company. While the transaction is progressing, the Company cannot provide assurance regarding the specific timing or the ultimate certainty of the closing.

•The Company has four properties under definitive purchase agreements, to be acquired after completion and occupancy, for an aggregate expected purchase price of approximately $99.0 million. The Company's expected returns on these investments are approximately 9.1% to 9.75%. The Company anticipates closing on one of these properties in the third quarter of 2026 and another in the fourth quarter of 2026 and the remaining two properties in 2027; however, the Company cannot provide assurance as to the timing of when, or whether, these transactions will actually close.

•During the second quarter of 2026, the Company did not issue any shares under its ATM program.

About Community Healthcare Trust Incorporated
Community Healthcare Trust Incorporated is a real estate investment trust that focuses on owning income-producing real estate properties associated primarily with the delivery of outpatient healthcare services in our target sub-markets throughout the United States. As of June 30, 2026, the Company had investments of approximately $1.2 billion in 197 real estate properties (including one property with sales-type leases). The properties are located in 36 states, totaling approximately 4.5 million square feet in the aggregate.

Additional information regarding the Company, including this quarter's operations, can be found at www.chct.reit.  Please contact the Company at 615-771-3052 to request a printed copy of this information.

Cautionary Note Regarding Forward-Looking Statements
In addition to the historical information contained within, the matters discussed in this press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “believes”, “expects”, “may”, “will,” “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “anticipates” or other similar words or expressions, including the negative thereof. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. Because forward-looking statements relate to future events, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of Community Healthcare Trust Incorporated (the "Company"). Thus, the Company’s actual results and financial condition may differ materially from those indicated in such forward-looking statements. Some factors that might cause such a difference include the following: general volatility of the capital markets and the market price of the Company’s common stock, changes in the Company’s business strategy, availability, terms and deployment of capital, changes in the real estate industry in general, interest rates or the general economy, adverse developments related to the healthcare industry, changes in governmental regulations, the degree and nature of the Company’s competition, the ability to consummate acquisitions under contract, catastrophic or extreme weather and other natural events and the physical effects of climate change, the occurrence of cyber incidents, effects on global and national markets as well as businesses resulting from increased inflation, changes in interest rates, supply chain disruptions, labor conditions, prolonged government shutdown or budgetary reductions or impasses, tariffs and global trade tensions, and/or international conflicts (including the conflicts in the Ukraine and in the Middle East), and the other factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the Company’s other filings with the Securities and Exchange Commission from time to time. Readers are therefore cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company intends these forward-looking statements to speak only as of the time of this press release and undertakes no obligation to update forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars and shares in thousands, except per share amounts)

	June 30, 2026	December 31, 2025
	(Unaudited)
ASSETS
Real estate properties:
Land and land improvements	$163,506	$154,673
Buildings, improvements, and lease intangibles	1,077,295	1,047,743
Personal property	814	813
Total real estate properties	1,241,615	1,203,229
Less accumulated depreciation	(301,593)	(280,316)
Total real estate properties, net	940,022	922,913
Cash and cash equivalents	2,673	3,340
Assets held for sale	—	5,265
Other assets, net	60,900	59,239
Total assets	$1,003,595	$990,757

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$559,321	$532,199
Accounts payable and accrued liabilities	17,691	14,925
Other liabilities, net	12,341	14,246
Total liabilities	589,353	561,370

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value; 450,000 shares authorized; 28,655 and 28,471 shares issued and outstanding at June 30, 2026 and December 31, 2025, respectively	287	285
Additional paid-in capital	722,454	717,450
Cumulative net income	95,689	90,777
Accumulated other comprehensive gain	9,047	6,691
Cumulative dividends	(413,235)	(385,816)
Total stockholders’ equity	414,242	429,387
Total liabilities and stockholders' equity	$1,003,595	$990,757

The Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(Unaudited; Dollars and shares in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

REVENUES
Rental income	$30,971	$30,128	$62,240	$59,858
Other operating interest	253	(1,043)	508	(695)
	31,224	29,085	62,748	59,163

EXPENSES
Property operating	5,865	5,585	12,234	11,680
General and administrative(1)	4,890	10,559	9,998	15,659
Depreciation and amortization	10,738	10,879	21,395	21,822
	21,493	27,023	43,627	49,161

OTHER (EXPENSE) INCOME
Net gains on sale, net of impairment of real estate assets	46	640	—	640
Interest expense	(7,428)	(6,592)	(14,227)	(12,944)
Credit loss reserve	—	(8,672)	—	(8,672)
Deferred income tax benefit	12	—	12	—
Interest and other income, net	3	5	6	8
	(7,367)	(14,619)	(14,209)	(20,968)

NET INCOME (LOSS)	$2,364	$(12,557)	$4,912	$(10,966)

Net income (loss) per common share - Basic & Diluted	$0.06	$(0.50)	$0.12	$(0.47)
Weighted Average Common Shares Outstanding-basic & Diluted	27,016	26,803	27,004	26,768
(1) General and administrative expenses for the three and six months ended June 30, 2025, included severance and transition-related expenses totaling $1.3 million related to a termination in 2025. Non-cash stock-based compensation expense for the three and six months ended June 30, 2026 totaled $2.8 million and $5.5 million. respectively. Non-cash stock-based compensation expense for the three and six months ended June 30, 2025 included accelerated amortization of $4.6 million related to the termination in 2025. Non-cash stock-based compensation expense for the three and six months ended June 30, 2025 totaled $7.1 million and $9.8 million, respectively.

The Consolidated Statements of Operations do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
RECONCILIATION OF FFO and AFFO (1)
(Unaudited; Dollars and shares in thousands, except per share amounts)

	Three Months Ended June 30,
	2026	2025
Net income	$2,364	$(12,557)
Real estate depreciation and amortization	10,900	10,861
Net gains on sale, net of impairment of real estate assets	(46)	(640)
Credit loss reserve(2)	—	8,672
Total adjustments	10,854	18,893
FFO (1)(2)(3)	$13,218	$6,336
Straight-line rent	(591)	(1,184)
Stock-based compensation	2,778	2,531
Accelerated amortization of stock-based compensation(4)	—	4,591
Severance and transition related expenses(4)	—	1,311
AFFO (1)(2)(3)	$15,405	$13,585
FFO per Common Share-Diluted (1)(2)	$0.48	$0.23
AFFO per Common Share-Diluted (1)(2)	$0.56	$0.50
Weighted Average Common Shares Outstanding-Diluted (5)	27,752	27,011

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO is an operating performance measure adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to net income (calculated in accordance with GAAP), excluding gains or losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, plus depreciation and amortization related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT also provides REITs with an option to exclude gains, losses and impairments of assets that are incidental to the main business of the REIT from the calculation of FFO.

In addition to FFO, the Company presents AFFO and AFFO per share. The Company defines AFFO as FFO, excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and the amortization of stock-based compensation, and including or excluding other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

(2)
During the three months ended June 30, 2025, the Company recorded a credit loss reserve on its notes related to a geriatric behavioral hospital tenant totaling approximately $8.7 million. Because these notes are incidental to the Company's main business, the Company added back these reserves in its calculations of FFO and AFFO.

(3)
During the three months ended June 30, 2025, the Company reversed interest related to a geriatric behavioral hospital tenant totaling approximately $1.7 million, resulting in a reduction of FFO and AFFO per diluted share of approximately $0.06.

(4)	During the three months ended June 30, 2025, the Company recorded severance and transition-related charges totaling approximately $5.9 million, including non-cash accelerated amortization of stock-based compensation of approximately $4.6 million which reduced FFO per diluted common share by approximately $0.22.
(5)
Diluted weighted average common shares outstanding for FFO and AFFO are calculated based on the treasury method, rather than the 2-class method used to calculate earnings per share. Restricted stock awards and time-based RSUs are included in the calculation of weighted average common shares outstanding to the extent that they are dilutive. Performance-based RSUs are included in the calculation of weighted average common shares outstanding to the extent that they are in-the-money as of the end of the reporting period and are dilutive.

CONTACT: Bill Monroe, 615-771-3052
SOURCE: Community Healthcare Trust Incorporated